Exhibit 4.2

EXECUTION VERSION

EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS EIGHTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of the 30th day of September, 2015, by and among Bit9, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto (each an “Investor” and collectively, the “Investors”, which terms shall also include each person to whom the rights of an Investor are assigned pursuant to Section 6.11 and each person who becomes subject to the provisions hereof pursuant to Section 6.16), each of the key holders listed on Schedule B hereto (each a “Key Holder” and collectively, the “Key Holders”, which terms shall also include each person to whom the rights of a Key Holder are assigned pursuant to Section 6.11) and each Carbon Black Stockholder (as defined below).

RECITALS

WHEREAS, certain of the Investors and Key Holders (the “Existing Holders”) are parties to a Seventh Amended and Restated Investor Rights Agreement dated as of February 10, 2014 by and among the Company and such persons (the “Prior Agreement”);

WHEREAS, certain Investors (the “Series F Investors”) are entering into that certain Series F Preferred Stock Purchase Agreement of even date herewith between the Company and the Series F Investors (the “Series F Purchase Agreement”), pursuant to which the Company is selling, and the Series F Investors are purchasing, shares of the Company’s newly designated Series F Convertible Preferred Stock, par value $0.001 per share (the “Series F Preferred Stock”); and

WHEREAS, the Company and the Existing Holders who hold at least fifty-five percent (55%) of the Registrable Shares of the Company (as defined in the Prior Agreement; such holders, the “Requisite Existing Holders”) desire to amend and restate the Prior Agreement as provided herein and to provide the Series F Investors with certain registration rights, information rights, rights of first offer, and other rights in accordance with the terms of this Agreement.

NOW, THEREFORE, the Company and the Requisite Existing Holders hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

1.                                      Definitions.

For purposes of this Agreement:

1.1.                            The term “Affiliate” means with respect to any individual, corporation, partnership, limited liability company, association, trust, or any other entity (in each case, a “Person”), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, manager, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or managers of, or shares the same management company with, such Person.

1.2.                            The term “Common Stock” means the common stock of the Company, par value $0.001 per share.

1.3.                            The term “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4.                            The term “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.5.                            The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.6.                            The term “GAAP” means generally accepted accounting principles.

1.7.                            The term “Highland” means Highland Capital Partners VI Limited Partnership, Highland Capital Partners VI-B Limited Partnership, Highland Entrepreneurs’ Fund VI Limited Partnership, Highland Capital Partners VII-C Limited Partnership, Highland Entrepreneurs’ Fund VII Limited Partnership, Highland Capital Partners VII Limited Partnership, and/or Highland Capital Partners VII-B Limited Partnership.

1.8.                            The term “Holder” means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.12 hereof.

1.9.                            The term “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

1.10.                     The term “Initiating Holders” means, collectively, any Holders who properly initiate a registration request under this Agreement.

1.11.                     The term “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.12.                     The term “Key Employee” has the meaning set forth in the Series F Purchase Agreement.

1.13.                     The term “Major Investor” means (A) any Holder who owns, in the aggregate, more than 1,600,000 Registrable Securities (subject to adjustment for stock splits, stock dividends, combinations, reclassifications or the like), (B) Michael Viscuso so long as he (i) holds any Registrable Securities and (ii) remains an employee of the Company and (C) Evolution Equity Capital Ltd. or its Affiliates so long as it or its Affiliates holds any Registrable Securities.

1.14.                     The term “New Securities” means, collectively, equity securities of the Company, whether now authorized or not, or rights, options, or warrants to purchase said equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for said equity securities.

1.15.                     The term “Preferred Stock” means (i) the Series F Preferred Stock, (ii) the Series E Preferred Stock, (iii) the Series E-1 Preferred Stock, (iv) the Series D Preferred Stock, (v) the Series C Preferred Stock and (vi) the Series B Preferred Stock.

1.16.                     The term “register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

1.17.                     The term “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, excluding any Common Stock issued upon conversion of any Preferred Stock pursuant to the “Special Mandatory Conversion” provisions of the Restated Certificate, (ii) any Common Stock issued or issuable upon conversion of any capital stock of the Company acquired by the Investors after the date hereof, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause (i) and (ii) above, excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which his, hers or its rights under Section 2 hereof are not assigned or any shares for which registration rights have terminated pursuant to Section 2.15 of this Agreement.

1.18.                     The term “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

1.19.                     The term “Restated Certificate” means the Company’s Eighth Amended and Restated Certificate of Incorporation as amended from time to time.

1.20.                     The term “SEC” means the Securities and Exchange Commission.

1.21.                     The term “SEC Rule 144” means Rule 144 (or any successor rule) promulgated by the SEC under the Securities Act.

1.22.                     The term “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.23.                     The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.24.                     The term “Series B Preferred Stock” means the Company’s Series B Convertible Preferred Stock, $0.001 par value per share.

1.25.                     The term “Series C Preferred Stock” means the Company’s Series C Convertible Preferred Stock, $0.001 par value per share.

1.26.                     The term “Series D Preferred Stock” means the Company’s Series D Convertible Preferred Stock, $0.001 par value per share.

1.27.                     The term “Series E-1 Preferred Stock” means the Company’s Series E-1 Convertible Preferred Stock, $0.001 par value per share.

1.28.                     The term “Series F Preferred Stock” means the Company’s Series F Convertible Preferred Stock, $0.001 par value per share.

1.29.                     The term “Violation” means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law relating to such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto.

2.                                      Registration Rights.

The Company covenants and agrees as follows:

2.1.                            Request for Registration.

(a)                                 If the Company shall receive at any time after the earlier of (i) the fourth anniversary date of this Agreement or (ii) 180 days after the effective date of the Company’s IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities specified in such request, then the Company shall:

(i)                                     within ten (10) days of the receipt thereof, give written notice of such request in accordance with Section 6.5 to all Holders (the “Demand Notice”);

(ii)                                  as soon as practicable, and in any event within sixty (60) days of the receipt of such request, file a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of the Demand Notice by the Company, subject to the limitations of subsection 2.1(b); and

(iii)                               use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.

(b)                                 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the Demand Notice.  The underwriter will be selected by the Initiating Holders subject only to the reasonable approval of the Company.  In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among Holders of Registrable Securities issuable or issued upon conversion of the Preferred Stock (the “Preferred Registrable Securities”) pro rata on the basis of the number of such Preferred Registrable Securities requested to be registered by such Holders; provided, however, that the number of shares of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

(c)                                  The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1:

(i)                                     In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

(ii)                                  After the Company has effected two registrations pursuant to this Section 2.1 and such registrations have been declared or ordered effective;

(iii)                               If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.11 below; or

(iv)                              Within ninety (90) days of the effective date of any other registration statement on Form S-1.

(d)                                 Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1 a certificate signed by the

Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company (the “Board of Directors”) it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with an acquisition, corporate reorganization or other similar transaction involving the Company, (y) would require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) would render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided however, that the Company may not utilize this right more than once in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety (90) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction.

A registration statement shall not be counted until such time as such registration statement has been declared effective by the SEC (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Holders after the date on which such registration was requested) and elect not to pay the registration expenses therefor pursuant to Section 2.5).  A registration statement shall not be counted if, as a result of an exercise of the underwriters’ cut-back provisions, fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.2.                            Company Registration.  If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 6.5, the Company shall, subject to the provisions of Section 2.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.6 hereof.

2.3.                            Obligations of the Company.  Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible,

(a)                                 prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended as necessary to keep the registration statement effective until all such Registrable Securities are sold;

(b)                                 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c)                                  furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)                                 use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such agreement);

(f)                                   cause all such Registrable Securities registered pursuant to this Agreement to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed;

(g)                                  provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h)                                 notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(i)                                     use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by counsel to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any;

(j)                                    promptly make available for inspection by the selling Holders, any managing underwriters participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(k)                                 notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(l)                                     after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.4.                            Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

2.5.                            Expenses of Demand Registration.  All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.1, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

2.6.                            Expenses of Company Registration.  The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 2.2 hereof for each Holder (which right may be assigned as provided in Section 2.12 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

2.7.                            Underwriting Requirements.  In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering.  In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded.  In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned among selling Holders holding Preferred Registrable Securities pro rata on the basis of the number of such Preferred Registrable Securities requested to be registered by such selling Holders.  Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the Company’s IPO in which case the selling Holders may be excluded beyond this amount (down to zero) if the underwriters make the determination described above and no other stockholder’s securities are included in such offering.  For purposes of the preceding two sentences concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “selling Holder”, and any pro-rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

2.8.                            Delay of Registration.  No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.9.                            Indemnification.  In the event any Registrable Securities are included in a registration statement under this Section 2:

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors, Affiliates and stockholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling Person or other aforementioned Person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling Person or other aforementioned Person.

(b)                                 To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection 2.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection 2.9(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder.

(c)                                  Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

(d)                                 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case, in which either (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 2.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification is provided under this Section 2.9, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case, (i) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder’s liability pursuant to this Section 2.9(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.9(b), exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder.

(e)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.

2.10.                     Reports Under Exchange Act.  With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)                                 make and keep adequate current public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Company’s IPO so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)                                  furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

2.11.                     Form S-3 Registration.  In case the Company shall receive from Holders of Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a)                                 Promptly, but in any event within five (5) business days, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b)                                 as soon as practicable, but in any event no later than forty-five (45) days following receipt of the written request requesting such registration, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.11: (i) if Form S-3 is not then available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $10,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.11; provided, however, that the Company shall not utilize this right more than once in any twelve month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during such ninety day period (other than a registration relating solely to the sale of securities of participants in a Company stock plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act); (iv) if the Company has, within the three (3) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 2.11; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 2.2 hereof.

(c)                                  Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.  All expenses incurred in connection with a registration requested pursuant to Section 2.11, including (without limitation) all registration, filing, qualification, printer’s and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders, and counsel for the Company, but excluding any underwriters’ discounts or commissions associated with Registrable Securities, shall be borne by the Company.  Registrations effected pursuant to this Section 2.11 shall not be counted as demands for registration or registrations effected pursuant to Section 2.1.

(d)                                 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 2.11 and the Company shall include such information in the written notice referred to in Section 2.11(a).  The provisions of Section 2.1(b) shall be applicable to such request (with the substitution of Section 2.11 for references to Section 2.1).

2.12.                     Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder, (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder, or (iii), after such assignment or transfer, holds at least five percent (5%) of the shares of

Registrable Securities originally purchased by such Holder (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.14 below; and (c) such transfer or assignment shall be effective only if it was effected in compliance with applicable federal and state securities laws and immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.  For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of a transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company, (iii) who is a Holder’s Immediate Family Member, or (iv) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, shall be aggregated together with those of the assigning Holder, provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

2.13.                     Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of not less than fifty-five percent (55%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of any securities held by such holder or prospective holder.

2.14.                     “Market Stand-Off” Agreement.

(a)                                 Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, or such longer period, not to exceed eighteen (18) days after the expiration of the 180-day period, as the Company or such underwriters shall request in order to facilitate compliance with FINRA Rule 2711(f)) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.  The foregoing provisions of this Section 2.14 shall apply only to the Company’s IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all Key Holders, officers, directors and holders of greater than one percent (1%) of the Company’s securities on a fully-diluted basis enter into similar agreements.  The underwriters in connection with the Company’s IPO are intended third-party beneficiaries of this Section 2.14 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.  Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s IPO that are consistent with this Section 2.14 or that are necessary to give further effect thereto.  Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements.

(b)                                 In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

2.15.                     Termination of Registration Rights.

(a)                                 No Holder shall be entitled to exercise any right provided for in this Section 2 after five (5) years following the consummation of the Company’s IPO.

(b)                                 The rights set forth in this Section 2 shall terminate (i) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate other than a Deemed Liquidation Event pursuant to Article Fourth, Section C(3)(e)(i)(B) of the Restated Certificate and (ii) as to any Holder, when the Registrable Securities held by such Holder (together with any Affiliate of such Holder with whom such Holder must aggregate its sales under SEC Rule 144) could be sold without restriction under SEC Rule 144 within a ninety (90) day period.

3.                                      Information and Inspection Rights.

3.1.                            Delivery of Financial Statements.  The Company shall deliver to each Major Investor, provided, that the Board of Directors has not reasonably determined that such Investor is, directly or indirectly, engaged in activity that is competitive with the business of the Company, provided, further, that the mere investment by a Major Investor that is a venture capital fund in other companies in the Company’s industry or participation on such company’s board of directors shall not, in and of itself, cause the Major Investor to be deemed, a competitor, of the Company:

(a)                                 as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company or such other time period as determined by the Board of Directors, a balance sheet and income statement as of the last day of such year; a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP and audited and certified by independent public accountants of nationally recognized standing selected by the Company; in the event that the Board of Directors determines to deliver the items listed in this Section 3.1(a) at any time after ninety (90) days after the end of a fiscal year of the Company, the Company shall deliver to the Major Investors, subject to the provisions of Section 3.1, un-audited financial statements within 90 days of the end of each fiscal year of the Company;

(b)                                 as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, schedule as to the sources and application of funds for such fiscal quarter, an unaudited balance sheet and a statement of stockholder’s equity as of the end of such fiscal quarter;

(c)                                  as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of the Company’s capital stock outstanding and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the number of shares of Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto and number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Investors to calculate their percentage equity ownership in the Company and certified by the Chief Financial Officer or Chief Executive Officer of the Company as being true, complete and correct;

(d)                                 as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement, schedule as to the sources and application of funds for such month and an unaudited profit or loss statement;

(e)                                  as soon as practicable, but in any event within thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(f)                                   with respect to the financial statements called for in subsections (b) and (d) of this Section 3.1, an instrument executed by the Chief Financial Officer and President or Chief Executive Officer of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the periods specified therein, subject to year-end audit adjustment;

(g)                                  such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (g) or any other subsection of Section 3.1 to (i) provide information which the Company reasonably deems in good faith to be a trade secret or similar confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the

Company) or (ii) would adversely affect the attorney-client privilege between the Company and its counsel; and

(h)                                 if for any period the Company shall have any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

3.2.                            Inspection.  The Company shall permit each Major Investor, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information or would adversely affect the attorney-client privilege between the Company and its counsel.

3.3.                            Termination of Information and Inspection Covenants.  The covenants set forth in Section 3.1 and Section 3.2 shall terminate as to the Major Investors and be of no further force or effect (i) immediately prior to the consummation of the Company’s IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event shall first occur other than a Deemed Liquidation Event pursuant to Article Fourth, Section C(3)(e)(i)(B) of the Restated Certificate.

3.4.                            Confidentiality.

(a)                                 Each Investor agrees that such Investor will keep confidential and will not disclose or divulge any confidential information obtained from the Company pursuant to the terms of this Agreement which the Company has identified in writing as being confidential, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (ii) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information or (iii) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (a) to its attorneys, accountants, consultants, and other representatives of the Investor to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (b) to any prospective investor of any Registrable Securities from such Investor as long as such prospective investor agrees in writing to be bound by the provisions of this Section 3.4, (c) to any Affiliate, partner, limited partner, member, stockholder, management company of such Investor or wholly owned subsidiary of such Investor in the ordinary course of business (or any employee or representative of any of the foregoing), or (d) as may otherwise be required by law or legal process, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure.  The Company acknowledges that at least some of the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company.  Nothing in this Agreement shall preclude or in any way restrict the

Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company, provided that such activity does not result in disclosure of any confidential information.

(b)                                 Notwithstanding the foregoing Section 3.4(a), the Company acknowledges that The Blackstone Group L.P. is subject to the reporting requirements of the Exchange Act and that nothing contained herein shall prohibit or curtail the disclosure, dissemination or provision of information required to be disclosed by The Blackstone Group L.P. or any of its Affiliates, including Blackstone Innovations (Cayman) III L.P. (“Blackstone”), as a result thereof.

4.                                      Right of First Offer.

4.1.                            Right of First Offer.  Subject to the terms and conditions specified in this Section 4.1, and applicable securities laws, in the event the Company proposes to offer or sell any New Securities, the Company shall make an offering of such New Securities to each Holder in accordance with the following provisions of this Section 4.1.  A Holder shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, members and Affiliates in such proportions as it deems appropriate.

(a)                                 The Company shall deliver a notice, in accordance with the provisions of Section 6.5 hereof, (the “Offer Notice”) to each of the Holders stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)                                 By written notification received by the Company, within twenty (20) calendar days after mailing of the Offer Notice, each of the Holders, if such Holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock then held by such Holder bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all then-outstanding convertible or exercisable securities).  At the expiration of the twenty day period, the Company shall promptly, in writing, inform each Holder that elects to purchase all the shares available to it (each, a “Fully-Exercising Party”) of any other Holder’s failure to do likewise.  During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Party shall be entitled to obtain that portion of the New Securities for which Holders were entitled to subscribe but which were not subscribed for by the Holders which is equal to the proportion that the number of shares of Common Stock issued or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Party bears to the total number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Parties who wish to purchase such unsubscribed shares.

(c)                                  If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 4.1(b) hereof, the Company may, during the ninety (90) day period following the expiration of the period provided in Section 4.1(b) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the “Refused Securities”) to any Person or Persons at a price not less than, and upon terms no more favorable than those specified in the Offer Notice.  If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Holders in accordance with this Section 4.1.

(d)                                 The right of first offer in this Section 4.1 shall not be applicable to any offer or sale of New Securities which are Exempted Securities (as such term is defined in the Restated Certificate).

(e)                                  The right of first offer set forth in this Section 4.1 may not be assigned or transferred except that (i) such right is assignable by each Holder to any Affiliate of such Holder, and (ii) such right is assignable by any Holder to any other Holder.

4.2.                            Termination.  The provisions of this Section 4 shall terminate upon the earlier of (a) the consummation of the Qualifying Public Offering (as such term is defined in the Restated Certificate) and (b) upon a Deemed Liquidation Event (as such term is defined in the Restated Certificate) other than a Deemed Liquidation Event pursuant to Article Fourth, Section C(3)(e)(i)(B) of the Restated Certificate.

5.                                      Additional Covenants.

5.1.                            Insurance.  The Company shall use its reasonable best efforts to maintain from financially sound and reputable insurers Directors and Officers Errors and Omissions insurance and term “key-person” insurance on Patrick Morley (the “Key Person Insurance”), in amounts and on terms and conditions satisfactory to the Board of Directors, including the approval of the directors designated by the Investors (the “Preferred Directors”) and Sequoia Capital, and will use its best efforts to cause such insurance policies to be maintained until such time as the Board of Directors, including the approval of the Preferred Directors, determines that such insurance should be discontinued.  The Company shall obtain the Key Person Insurance, and such Key Person insurance shall be effective, no later than thirty (30) days after the date hereof.

5.2.                            Employee Agreements.  The Company will cause (i) each person now or hereafter employed by it or any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a non-disclosure and proprietary rights assignment agreement and (ii) each Key Employee to enter into a non-disclosure, non-competition and non-solicitation agreement, substantially in the form attached hereto as Exhibit A.  In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee without the consent of the Preferred Directors.

5.3.                            Employee Vesting.  Unless approved by the Board of Directors, including the approval of the Preferred Directors, or a committee thereof, all future employees and consultants of the Company who shall purchase, or receive options to purchase, shares of the

Company’s capital stock following the date hereof shall be required to execute stock purchase or option agreements providing for (i) vesting of shares over a four-year period with the first 25% of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following 36 months and (ii) a 180-day lockup period in connection with the Company’s IPO.  The Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and, in the case of restricted stock, the right to repurchase unvested shares at cost.

5.4.                            Green Dot Corporation Restriction. The Company shall not enter into any banking or nonbanking transaction with Green Dot Corporation or any of its subsidiaries (Next Estate Communications and Bonneville Bancorp) without the prior written consent of Sequoia, for as long as Sequoia owns shares of the Company’s capital stock.

5.5.                            Board Observer Rights.  With respect to each of SC US GF Holdings, Ltd., Highland and Blackstone, for so long as such entity or any of their Affiliates owns any Registrable Securities, a representative of such entity shall be entitled to attend all meetings, including, without limitation, any executive sessions, of the Board of Directors and any committee thereof in a nonvoting observer capacity and, in this respect, the Company shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence all information or material so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting or portion thereof (a) would adversely affect the attorney-client privilege between the Company and its counsel, or (b) result in disclosure to such representative of competitively sensitive information about the Company.  Notwithstanding anything herein to the contrary, such representative may disclose information or material provided to it pursuant to this Section 5.5 to the extent reasonably necessary (i) for its Affiliates, partners, members, associates, employees and professional and financial advisors to evaluate its investment in the Company or (ii) to comply with applicable law, regulation or legal process.  The initial observer representing Blackstone shall be William Murphy.  Blackstone may replace William Murphy with another Blackstone representative only with the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned).

5.6.                            Meetings of the Board of Directors.  Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed upon schedule.  The Company shall promptly reimburse in full, each director of the Company and each observer who is not an employee of the Company for all direct and reasonable out of pocket expenses incurred in attending each meeting of the Board of Directors or any committee thereof, and for all direct and reasonable travel expenses related to Company issues that are non-Board of Directors related issues.

5.7.                            Successor Indemnification.  In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether in the Company’s Bylaws, Restated Certificate, or elsewhere, as the case may be.

5.8.                            Payment of Taxes and Trade Debt.  The Company shall pay and discharge, and cause each of its subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company or any subsidiary; provided, however, that neither the Company nor any subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or any subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto.  The Company shall pay and cause each of its subsidiaries to pay, when due, or in conformity with customary trade terms, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or its subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or subsidiary concerned shall have set aside on its books sufficient reserves, if any, with respect thereto.

5.9.                            Preservation of Corporate Existence.  The Company shall preserve and maintain, and, unless the Company deems it not to be in its best interests, cause each subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties.  The Company shall secure, preserve and maintain, and cause each subsidiary to secure, preserve and maintain, all licenses and other rights to use all Company Intellectual Property (as defined in Section 1.4 of the Series E Purchase Agreement).

5.10.                     Compliance with Laws.  The Company shall comply, and cause each subsidiary to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance would have a Material Adverse Effect (as defined in Section 1.4 of the Series F Purchase Agreement).

5.11.                     Keeping of Records and Books of Account.  The Company shall keep, and cause each subsidiary to keep, adequate records and books of account in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and any subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

5.12.                     Maintenance of Properties.  The Company shall maintain and preserve, and cause each subsidiary to maintain and preserve, all of its properties and assets, necessary for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

5.13.                     Compliance with ERISA.  The Company shall comply, and cause each subsidiary to comply, with all minimum funding requirements applicable to any pension,

employee benefit plans or employee contribution plans which are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or to the Internal Revenue Code of 1985, as amended (the “Code”) or any similar foreign laws, and comply, and cause each subsidiary to comply, in all other material respects with the provisions of ERISA and the Code and any similar foreign laws, and the rules and regulations thereunder, which are applicable to any such plan.  The Company shall not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4058 of ERISA or any similar foreign laws to attach to the assets of the Company or any subsidiary.

5.14.                     Budgets Approval.  The Company shall, not later than thirty (30) days prior to the commencement of each fiscal year, prepare and submit to, and obtain the approval of a majority of the Board of Directors of, a business plan and monthly operating budgets in detail for the upcoming fiscal year.  The Company shall review the budget and business plan periodically, and resubmit all changes therein and all material deviations therefrom to the Board of Directors.  The Company shall not enter into any activity not in the ordinary course of business and not envisioned by the budget and business plan, unless approved by the affirmative vote of a majority of the members of the Board of Directors, including the approval of the Preferred Directors.

5.15.                     Financings.  The Company shall inform the Board of Directors of any negotiations, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other Person, except for (i) arrangements with trade creditors, and (ii) utilization by the Company or any subsidiary of commercial lending arrangements with financial institutions.

5.16.                     Committees.  The Company shall (i) establish and maintain a compensation committee of the Board of Directors comprised of three (3) members, two (2) of whom shall be Preferred Directors, (ii) establish and maintain an audit committee of the Board of Directors comprised of three (3) members, two (2) of whom shall be Preferred Directors and (iii) cause each other committee of the Board of Directors to include at least two (2) Preferred Directors.

5.17.                     Bad Actor Status.  The Company will notify the Investors promptly in writing in the event a “Bad Actor” disqualifying event described in Rule 506(d)(1)(i) to (viii) of the Securities Act (a “Disqualification Event”) becomes applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) is applicable.

5.18.                     Expenses of Counsel.  In the event of a transaction which is a Sale of the Company (as defined in the Voting Agreement of even date herewith by and among the Investors, the Company and certain stockholders), the reasonable fees and disbursements of one counsel for the Major Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company, in no event to exceed $50,000.  At the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall use commercially reasonable effort to obtain the ability to share with the Investor Counsel (and such counsel’s clients) and, if so permitted, shall share the confidential information (including without limitation the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company.  The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s).  In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel provided that such agreement does not compromise the attorney-client privilege. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

5.20.                     Termination of Covenants.  The covenants set forth in this Section 5, except for Section 5.7, shall terminate and be of no further force or effect upon (a) the consummation of a Qualifying Public Offering (as defined in the Restated Certificate), or (b) upon a Deemed Liquidation Event (as defined in the Restated Certificate) other than a Deemed Liquidation Event pursuant to Article Fourth, Section C(3)(e)(i)(B) of the Restated Certificate, whichever event shall first occur.

6.                                      Miscellaneous.

6.1.                            Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2.                            Governing Law.  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of Delaware, without regard to its principles of conflicts of laws.

6.3.                            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any such counterpart may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4.                            Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5.                            Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return  receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at their addresses as set forth on the signature page or Schedule A or B (as applicable) hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.5.  If notice is given to the Company, a copy shall also be sent to Goodwin Procter LLP, Attn: Kenneth J. Gordon, Exchange Place, Boston, MA 02109.  If notice is given to SC US GF V HOLDINGS, LTD., a copy shall also be sent to Kirkland & Ellis LLP, Attn: Adam D. Phillips, 950 Page Mill Road, Palo Alto, CA 94304; if notice is given to Atlas Venture, a copy shall also be sent to Cooley LLP, 500 Boylston Street, 15th Floor, Boston, Massachusetts 02116, Attention: Patrick J. Mitchell; if notice is given to Blackstone, a copy shall also be sent to Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts 02110, Attention: Christian A. Atwood; and if notice is given to Kyrus Holdings, Inc. or Michael Viscuso, a copy shall also be sent to Executive Counsel, P.L.C., 2883 Macao Drive, Herndon, Virginia 20171, Attention: Nelson Blitz.

6.6.                            Costs of Enforcement.  If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

6.7.                            Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of fifty-five percent (55%) of the Registrable Securities then outstanding.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.  Notwithstanding the foregoing, (A) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder, if such amendment, termination or waiver adversely affects such Investor or Key Holder in a manner differently from all other Investors or Key Holders (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall not be deemed to adversely affect any one of the Investors or Key Holders, notwithstanding the fact that certain Investors or Key Holders may nonetheless, by agreement with the Company, purchase securities in such transaction), (B) the rights granted to The Blackstone Group L.P. and its Affiliates in Section 3.4(b) may not be amended or terminated without the prior written consent of Blackstone and (C) the rights granted to Blackstone, SC US GF Holdings, Ltd. and Highland in Section 5.5 may not be amended or terminated without the prior written consent of Blackstone, SC US GF Holdings, Ltd. or Highland, as the case may be.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 6.7 shall be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8.                            Severability.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.9.                            Aggregation of Stock.  All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

6.10.                     Entire Agreement.  This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.11.                     Transfers of Rights.  Each Investor and Key Holder hereby agrees that it will not, and may not, assign any of its rights and obligations hereunder, unless such rights and obligations are assigned by such Investor or Key Holder to (a) any Person to which Registrable Securities are transferred by such Investor or Key Holder, or (b) to any Affiliate of such Investor or Key Holder and, in each case, such transferee shall be deemed an “Investor,” or “Key Holder,” as applicable, for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.

6.12.                     Termination of Prior Agreement.  Upon the execution and delivery of this Agreement by the Company and the Requisite Existing Holders, the Prior Agreement shall be hereby amended and restated in its entirety by this Agreement and shall be of no further force or effect.

6.13.                     Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.14.                     Certain Actions following the IPO. Following the IPO, for so long as SC US GF Holdings, Ltd. and its Affiliates hold more than 5% of the outstanding Common Stock, the Company agrees (i) to include an individual (the “Sequoia Nominee”) nominated by SC US GF

Holdings, Ltd. in its slate of nominees for election as a member of the Board of Directors at each annual or special meeting of the stockholders of the Company at which directors are to be elected (the “Election Meetings”); (ii) to use reasonable best efforts to cause the election of the Sequoia Nominee to the Board of Directors at each of the Election Meetings (including recommending that the Company’s stockholders vote in favor of the election of the Sequoia Nominee and otherwise supporting the Sequoia Nominee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees; and (iii) to the extent legally permissible, if a Sequoia Nominee who is elected at any Election Meeting subsequently becomes unable to serve for any reason or is removed during the course of his or her term as a director, the Company will promptly appoint a replacement of the Sequoia Nominee submitted by SC US GF Holdings, Ltd. or its Affiliates to the Board of Directors until the following Election Meeting.

6.15.                     Excluded Opportunities.  The Company acknowledges that the Investors and their affiliates, members, equity holders, director representatives, partners, employees, agents and other related persons are engaged in the business of investing in private and public companies in a wide range of industries, including the industry segment in which the Company operates (the “Company Industry Segment”).  Accordingly, the Company and the Investors acknowledge and agree that a Covered Person shall:

(a)                                 have no duty to the Company to refrain from participating as a director, investor or otherwise with respect to any company or other person or entity that is engaged in the Company Industry Segment or is otherwise competitive with the Company, and

(b)                                 in connection with making investment decisions, to the fullest extent permitted by law, have no obligation of confidentiality or other duty to the Company to refrain from using any information, including, but not limited to, market trend and market data, which comes into such Covered Person’s possession, whether as a director, investor or otherwise.

For the purposes of this Section 6.15, “Covered Persons” shall have the meaning set forth in the Company’s current Certificate of Incorporation.

6.16.                     Additional Investors.  In the event that after the date of this Agreement, the Company issues shares of Capital Stock to any person who exercises stock options to purchase Series E-1 Preferred Stock, the Company shall cause such person to execute a counterpart signature page hereto as an Investor, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to an Investor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investor Rights Agreement as of the date first above written.

BIT9, INC.

By:	/s/ Patrick Morley
	Name:	Patrick Morley
	Title:	Chief Executive Officer and President
	Address:	1100 Winter St.
Waltham, MA 02451

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

SEQUOIA CAPITAL U.S. GROWTH FUND V, L.P.
a Cayman Islands exempted limited partnership

By:	SCGF V MANAGEMENT, L.P.,
a Cayman Islands exempted limited partnership, its General Partner

By:	SC US (TTGP), LTD.,
a Cayman Islands exempted company,

Its:	General Partner

By:	/s/ Douglas M. Leone
Name:	Douglas M. Leone
Title:

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

TOP TIER VENTURE VELOCITY FUND, LP

By:	Top Tier Venture Velocity Management, LLC
Its:	General Partner

By:	Top Tier Capital Partners, LLC
Its:	Manager

By:	/s/ James Daniel Townsend
Name:	James Daniel Townsend
Title:	Managing Director

TOP TIER VENTURE CAPITAL VII HOLDINGS

By:	Top Tier Venture Capital VII, LP
Its:	Authorized Partner

By:	Top Tier Venture Capital VII Management, LLC
Its:	General Partner

By:	Top Tier Capital Partners, LLC
Its:	Manager

By:	/s/ James Daniel Townsend
Name:	James Daniel Townsend
Title:	Managing Director

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

A-BCA-15-FUND, A SERIES OF
ANGELLIST-FKKA-FUNDS, LLC

By:	Assure Fund Management, LLC
Its:	Manager

By:	/s/ Jens Beyrich
Name:	Jens Beyrich
Title:	Manager of the Fund’s Manager

Address: PO Box 171305
Salt Lake City, UT 84117

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

EVOLUTION EQUITY CAPITAL LTD.

By:	/s/ Dennis Smith
Name:	Dennis Smith
Title:	Director

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

ATLAS VENTURE FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
its general partner

By:	Atlas Venture Associates VI, Inc.
its general partner

	By:	/s/ Frank Castellucci
	Name:	Frank Castellucci
	Title:	Secretary

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
its general partner

By:	Atlas Venture Associates VI, Inc.
its general partner

	By:	/s/ Frank Castellucci
	Name:	Frank Castellucci
	Title:	Secretary

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	Atlas Venture Associates VI, L.P.
its managing limited partner

By:	Atlas Venture Associates VI, Inc.
its general partner

	By:	/s/ Frank Castellucci
	Name:	Frank Castellucci
	Title:	Secretary

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

ATLAS VENTURE FUND IX, L.P.

By:	Atlas Venture Associates IX, L.P.
its general partner

By:	Atlas Venture Associates IX, LLC
its general partner

	By:	/s/ Frank Castellucci
	Name:	Frank Castellucci
	Title:	Secretary

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

POINT 406 VENTURES I, L.P.

By:	.406 Ventures I GP, L.P.,
its general partner

	By:	.406 Ventures I GP, LLC,
its general partner

	By:	/s/ Maria A. Cirino
Name: Maria A. Cirino
Title: Managing Director

POINT 406 VENTURES I-A, L.P.

By:	.406 Ventures I GP, L.P.,
its general partner

	By:	.406 Ventures I GP, LLC,
its general partner

	By:	/s/ Maria A. Cirino
Name: Maria A. Cirino
Title: Managing Director

1941 CO-INVEST, LLC

By:	.406 Ventures I GP, L.P.,
its general partner

	By:	.406 Ventures I GP, LLC,
its general partner

	By:	/s/ Liam Donohue
Name: Liam Donohue
Title:Member

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

B941, LLC

By:	.406 Ventures I GP, L.P.,
its general partner

	By:	.406 Ventures I GP, LLC,
its general partner

	By:	/s/ Liam Donohue
Name: Liam Donohue
Title: Member

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

By:	Highland Management Partners VII Limited Partnership, its General Partner
By:	Highland Management Partners VII, LLC
Its:	General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

By:	Highland Management Partners VII Limited Partnership, its General Partner
By:	Highland Management Partners VII, LLC
Its:	General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP

By:	Highland Management Partners VII Limited Partnership, its General Partner
By:	Highland Management Partners VII, LLC
Its:	General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

By:	Highland Management Partners VII Limited Partnership, its General Partner
By:	Highland Management Partners VII, LLC
Its:	General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc.,
its General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By: Highland Management Partners VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc., its General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

HIGHLAND ENTREPRENEURS’
FUND VI LIMITED PARTNERSHIP

By: HEF VI Limited Partnership, its General Partner

By: Highland Management Partners VI, Inc., its General Partner

By:	/s/ Paul A. Maeder
Authorized Manager

[Additional Signature Pages to Follow]

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

SC US GF V HOLDINGS, LTD.

By: SEQUOIA CAPITAL U.S. GROWTH FUND V, L.P.

SEQUOIA CAPITAL USGF PRINCIPALS FUND V, L.P.

both Cayman Islands exempted limited partnerships, its Members

By: SCGF V MANAGEMENT, L.P., a Cayman Islands exempted limited partnership, its General Partner

By: SCGFVTT,LTD., a Cayman Islands exempted company, its General Partner

By:	/s/ Douglas M. Leone
Name:	Douglas M. Leone
Title:

[Signature Page to Eighth Amended and Restated Investor Rights Agreement]

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

KPCB Holdings, INC., as nominee

By:	/s/ Paul M. Vronsky
Name:	Paul M. Vronsky
Title:	General Counsel

Date: 10/9/2015

Number of Shares Purchased: 168,634

Aggregate Purchase Price: $999,999,62

Contact Person:
Telephone No.:
Email Address:

Address: 2750 Sand Hill Road
Menlo Park, CA 94025

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

BLACKSTONE INNOVATIONS (CAYMAN) III L.P.

By:	Blackstone Innovations III L.L.C
Its General Partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

Date: October 9, 2015

Number of Shares Purchased: 295,109

Aggregate Purchase Price: 1,749,996.37

Contact Person: John Cordo
Telephone No.: 212-390-2457
Email Address: john.cordo@blackstone.com

Address: c/o The Blackstone Group
345 Park Avenue
New York, NY 10154

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Founders Circle Capital I (WR), L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Ken Loveless
Name:	Ken Loveless
Title:	Managing Director

Date: 10/9/2015

Number of Shares Purchased: 310,250

Aggregate Purchase Price: $1,839,782.50

Contact Person: Kenneth Loveless
Telephone No.:
Email Address:

Address: c/o Founders Circle Capital, LLC
27 South Park St., Suite 101
San Francisco, CA 94107

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Founders Circle Capital I, L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Ken Loveless
Name:	Ken Loveless
Title:	Managing Director

Date: 10/9/2015

Number of Shares Purchased: 733,673

Aggregate Purchase Price: $4,350,680.89

Contact Person: Kenneth Loveless
Telephone No.:
Email Address:

Address: c/o Founders Circle Capital, LLC
27 South Park St., Suite 101
San Francisco, CA 94107

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

Founders Circle Capital I Affiliates Fund, L.P.
By its General Partner
Founders Circle Management I, L.L.C.

By:	/s/ Ken Loveless
Name:	Ken Loveless
Title:	Managing Director

Date: 10/9/2015

Number of Shares Purchased: 52,199

Aggregate Purchase Price: $309,540.07

Contact Person: Kenneth Loveless
Telephone No.:
Email Address:

Address: c/o Founders Circle Capital, LLC
27 South Park St., Suite 101
San Francisco, CA 94107

SCHEDULE A

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

INTEL CAPITAL CORPORATION

By:	/s/ Abhay Gadkari
Name:	Abhay Gadkari
Title:	Director

Number of Shares Purchased:

Aggregate Purchase Price:

Contact Person:
Telephone No.:
Email Address: portfolio.manager@intel.com

Address:
2200 Mission College Blvs., M/S RN6-59
Santa Clara, CA 95054-1549

SCHEDULE A

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

ACCOM B9F INVESTORS, LLC

By:	/s/ Frank Castelluci
Name:	Frank Castelluci
Title:	Member

Number of Shares Purchased: 42,158

Aggregate Purchase Price: 249,996.94

Contact Person:
Telephone No.:
Email Address:

Address:
25 First Street, Suite 303
Cambridge, MA 02141
Attn: General Counsel

SCHEDULE A

Financing Signature Page

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Series F Preferred Stock Purchase Agreement (the “Purchase Agreement”)  by and among Bit9, Inc., a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Initial Closing (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations and Warranties of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned agrees to purchase and the Company agrees to sell and issue to the undersigned the number of shares of Series F Preferred Stock set forth below, at a purchase price of $5.93 per Share, pursuant to the Purchase Agreement, by execution and delivery of this Financing Signature Page to the Purchase Agreement.

The undersigned further hereby agrees to be bound by the terms and conditions of (i) the Purchase Agreement as a “Purchaser” thereunder, (ii) the Voting Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, (iii) the Investor Rights Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder and (iv) the Right of First Refusal and Co-Sale Agreement (as defined in the Purchase Agreement) as an “Investor” thereunder, and authorizes this signature page to be attached to the Purchase Agreement, the Voting Agreement, the Investor Rights Agreement and the Right of First Refusal and Co-Sale Agreement, as counterparts thereof.

Executed, in counterpart, as of the date set forth below.

A-BDU-27-FUND, a series of AngelList-FkKa-Funds, LLC

By:	Assure Fund Management, LLC
its Manager

By:	/s/ Jens Beyrich
Name:	Jens Beyrich
Title:	Manager of the Fund’s Manager

Number of Shares Purchased: 801,011

Aggregate Purchase Price: $4,749,995.23

Contact Person: Jeremy Neilson
Telephone No.: 801-713-3509
Email Address: angellist@assurefundmgmt.com

Address:
PO Box 171305
Salt Lake City, UT 84117

CARBON BLACK, INC.

JOINDER AGREEMENT

December 15, 2017

The undersigned, ACCOMPLICE CB INVESTORS, LLC., as a condition precedent to becoming the owner or holder of record of 349,000  shares (the “Shares”) of Common Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

ACCOMPLICE CB INVESTORS, LLC.

By: Frank Castellucci
Its: Secretary

By:	/s/ Frank Castellucci
	Name:	Frank Castellucci
	Title:	Secretary

Address: 25 First Street
Suite 303
Cambridge, MA 02141

Accepted:

CARBON BLACK, INC.

By:	/s/ Mark P. Sullivan
	Name:	Mark P. Sullivan
	Title:	CFO

CARBON BLACK, INC.

JOINDER AGREEMENT

November 27, 2017

The undersigned, Liam Morley Irrevocable Trust dated 12/19/2008, as a condition precedent to becoming the owner or holder of record of 9,210 shares (the “Shares”) of Common Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) a “Key Holder” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) a “Key Holder” and a “MIP Participant” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) a “Key Holder” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

LIAM MORLEY IRREVOCABLE TRUST DATED 12/19/2008

By:	/s/ Michael P. Morley
	Name:	Michael P. Morley
	Title:	Trustee

Address:

Accepted:

CARBON BLACK, INC.

By:	/s/ Eric Pyenson
	Name:	Eric J. Pyenson
	Title:	SVP, General Counsel
Carbon Black, Inc.

CARBON BLACK, INC.

JOINDER AGREEMENT

November 27, 2017

The undersigned, Evan Morley Irrevocable Trust dated 12/19/2008, as a condition precedent to becoming the owner or holder of record of 9,210 shares (the “Shares”) of Common Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) a “Key Holder” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) a “Key Holder” and a “MIP Participant” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) a “Key Holder” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

EVAN MORLEY IRREVOCABLE TRUST DATED 12/19/2008

By:	/s/ Michael P. Morley
	Name:	Michael P. Morley
	Title:	Trustee

Address:

Accepted:

CARBON BLACK, INC.

By:	/s/ Eric Pyenson
	Name:	Eric J. Pyenson
	Title:	SVP, General Counsel
Carbon Black

CARBON BLACK, INC.

JOINDER AGREEMENT

November 16, 2017

The undersigned, Top Tier Venture Velocity 2 Management, LLC, as a condition precedent to becoming the owner or holder of record of 44,760 shares (the “Shares”) of Series B Preferred Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

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IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

TOP TIER VENTURE VELOCITY 2 MANAGEMENT, LLC

By: Top Tier Venture Velocity Fund 2 Management, LLC

By: Top Tier Capital Partners, LLC
Its: Manager

By:	/s/ Sean C. Warren
	Name:	Sean C. Warren
	Title:	Authorized Signatory

Address: 600 Montgomery Street, Suite 480
San Francisco, CA 94111

Accepted:	/s/ Mark P. Sullivan

CARBON BLACK, INC.

By:	/s/ Mark P. Sullivan
	Name:	Mark P. Sullivan
	Title:	CFO

CARBON BLACK, INC.

JOINDER AGREEMENT

June 1, 2017

The undersigned, LCP V Liquidating Trust, as a condition precedent to becoming the owner or holder of record of 44,760 shares (the “Shares”) of Series B Preferred Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned represents and warrants to the Company that Lighthouse Capital Partners V, L.P. (“LCP V L.P.”)  is in the process of liquidating and that the undersigned is the sole successor in interest to LCP V L.P.’s interest in that certain Preferred Stock Purchase Warrant by and between the Company and LCP V L.P.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

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IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

LCP V LIQUIDATING TRUST
By: Lighthouse Capital Partners, Inc., Trustee

By:	/s/ Thomas Conneely
	Name:	Thomas Conneely
	Title:	Authorized Agent

Address:

Accepted:

CARBON BLACK, INC.

By:	/s/Mark P. Sullivan
	Name:	Mark P. Sullivan
	Title:	CFO

CARBON BLACK, INC.

JOINDER AGREEMENT

May 30, 2017

The undersigned, Lighthouse Capital Partners VI, L.P., as a condition precedent to becoming the owner or holder of record of 17,437 shares (the “Shares”) of Series B Preferred Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
BY: LIGHTHOUSE MANAGEMENT
PARTNERS VI, L.L.C, it’s general partner

By:	/s/ Ryan Turner
Name:
Title:

Address:	3355 Alameda de las Pulgas, 2nd Fl
Menlo Park, CA 94025

Accepted:

CARBON BLACK, INC.

By:	/s/ Mark P. Sullivan
	Name:	Mark P. Sullivan
	Title:	CFO

CARBON BLACK, INC.

JOINDER AGREEMENT

September 5, 2016

The undersigned, The Evolution Technology Fund SCSp, as a condition precedent to becoming the owner or holder of record of 1,180,438 shares (the “Shares”) of Series F Preferred Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement dated as of September 30, 2015 by and among the Company and certain stockholders of the Company named therein (as amended and in effect, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of September 30, 2015 by and among the Company and certain stockholders of the Company named therein (as amended and in effect, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement dated as of September 30, 2015 by and among the Company and certain stockholders of the Company named therein (as amended and in effect, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

THE EVOLUTION TECHNOLOGY FUND SCSP

By:	/s/ Peter Huang
	Name:	Peter Huang
	Title:	AIFM
Address: 2 bd de de la Foire
1528 Luxembourg

Accepted:

CARBON BLACK, INC.

By:	/s/ Eric Pyenson
	Name:	Eric J. Pyenson
	Title:	SVP, General Counsel
Carbon Black, Inc.

CARBON BLACK, INC.

JOINDER AGREEMENT

August 18, 2016

The undersigned, Liberty Global Ventures Group Ltd, as a condition precedent to becoming the owner or holder of record of 699,720 shares (the “Shares”) of Series F Preferred Stock, $0.001 par value per share, of Carbon Black, Inc., a Delaware corporation (the “Company”), hereby agrees to become: (i) an “Investor” under the Eighth Amended and Restated Investors’ Rights Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “IRA”), (ii) an “Investor” under the Seventh Amended and Restated Right of First Refusal and Co-Sale Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “ROFR Agreement”) and (iii) an “Investor” under the Seventh Amended and Restated Voting Agreement, by and among the Company and certain stockholders of the Company named therein, dated as of September 30, 2015 (as amended and in effect from time to time, the “Voting Agreement”).  This Joinder Agreement shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by the IRA, the ROFR Agreement and the Voting Agreement immediately upon execution and delivery to the Company of this Joinder Agreement.

The undersigned, by acceptance of ownership of the Shares, agrees that before any proposed sale, pledge, or transfer of any Shares, unless there is in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the proposed transaction, the undersigned shall give notice to the Company of the undersigned’s intention to effect such sale, pledge, or transfer.  Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at the expense of the undersigned by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the U.S. Securities and Exchange Commission (the “SEC”) to the effect that the proposed sale, pledge, or transfer of such Shares without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Shares may be effected without registration under the Securities Act, whereupon the undersigned shall be entitled to sell, pledge, or transfer such Shares in accordance with the terms of the notice given by the undersigned to the Company.  The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which the undersigned distributes the Shares to an affiliate of the undersigned; provided that each transferee agrees in writing to be subject to the terms of this Joinder Agreement.  The undersigned acknowledges and agrees that the foregoing provisions apply with equal force to any shares of Common Stock, par value $0.001 per share, of the Company issuable or issued upon conversion of the Shares.  The undersigned will cause any proposed purchaser, pledgee, or transferee of the Shares by the undersigned to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Joinder Agreement.  The Shares shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the foregoing conditions, which conditions are intended to ensure compliance with the provisions of the Securities Act.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, this JOINDER AGREEMENT has been duly executed by or on behalf of the undersigned as of the date first written above.

LIBERTY GLOBAL VENTURES GROUP LTD

By:	/s/ Jeremy Evans
	Name:	Jeremy Evans
	Title:	Director

By:
Name:
Title:

Address:

Liberty Global Ventures Group Ltd
Griffin House, 161 Hammersmith Road
London, W6 8BS
United Kingdom
Attn: Glafira Usoltseva, Finance Department

With a copy to (which shall not constitute notice):
Liberty Global, Inc.
1550 Wewatta Street
Suite 1000
Denver, Colorado 80202
Attn: General Counsel
Fax: +1 303 220 6601

Accepted:

CARBON BLACK, INC.

By:	/s/ Patrick Morley
	Name:	Patrick Morley
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Seventh Amended and Restated Investor Rights Agreement as of the date first above written.

INVESTORS:

If a legal entity:		If an individual:

Entity Name:	NORTH BRIDGE VENTURE PARTNERS 7, L.P.
By: North Bridge Venture Management 7, L.P., its General Partner		(signature)
By: NBVM GP, LLC, its General Partner		(print name)

By:	/s/ Richard A. D’Amore, Manager
(signature)		Address:
Name:	Richard A. D’Amore
Title:	Manager

Address:	950 Winter Street	Date:
Waltham, MA 02451
If more than one individual is purchasing, please check below where applicable:

Date:	6/6/2016
☐ Joint tenants, with right of survivorship
☐ Tenants by the entirety
☐ Tenants in common

IN WITNESS WHEREOF, the parties have executed this Seventh Amended and Restated Investor Rights Agreement as of the date first above written.

INVESTORS:

If a legal entity:		If an individual:

BY: Matrix IX Management Co., LLC its General Partner
Entity Name:	Matrix Partners IX, L.P.	(signature)

By:	/s/ Timothy A. Barrows
(signature)		(print name)
Name:	Timothy A. Barrows
Title:	Managing Member	Address:

Address:	101 Main St.
17th Floor
Cambridge, MA 02142		Date:

Date:		If more than one individual is purchasing, please check below where applicable:

☐ Joint tenants, with right of survivorship
☐ Tenants by the entirety
☐ Tenants in common

IN WITNESS WHEREOF, the parties have executed this Seventh Amended and Restated Investor Rights Agreement as of the date first above written.

INVESTORS:

If a legal entity:		If an individual:

WESTON & Co. IX LLC, as Nominee
BY: Matrix Partners Management Services L.P., Sole Member
BY: Matrix Partners Management Service G.P., LLC, its General Partner		(signature)
Entity Name:	Weston & Co. IX LLC as Nominee	(print name)

By:	/s/ Timothy A. Barrows	Address:
(signature)
Name:	Timothy A. Barrows
Title:	Authorized Member
Date:
Address:	101 Main St.
17th Floor		If more than one individual is purchasing, please check below where applicable:
Cambridge, MA 02142

Date:		☐ Joint tenants, with right of survivorship
☐ Tenants by the entirety
☐ Tenants in common

IN WITNESS WHEREOF, the parties have executed this Seventh Amended and Restated Investor Rights Agreement as of the date first above written.

INVESTORS:

If a legal entity:		If an individual:

FOUNDATION CAPITAL VII, L.P.
Entity Name:	Foundation Capital Management Co. VII, LLC,
its manager		(signature)

By:	/s/ Warren Weiss
(signature)		(print name)
Name:	Warren Weiss
Title:	General Partner	Address:

Address:	250 Middlefield Road
Menlo Park, CA 94025
Date:

Date:	June 8, 2016	If more than one individual is purchasing, please check below where applicable:

☐ Joint tenants, with right of survivorship
FOUNDATION CAPITAL VII PRINCIPALS FUND, LLC		☐ Tenants by the entirety
Entity Name:	Foundation Capital Management Co. VII, LLC,	☐ Tenants in common
its manager

By:	/s/ Warren Weiss
(signature)
Name:	Warren Weiss
Title:	General Partner

Address:	250 Middlefield Road
Menlo Park, CA 94025

Date:	June 8, 2016

SCHEDULE A

INVESTORS

Name and Address

KPCB Holdings, Inc., as nominee

2750 Sand Hill Road

Menlo Park, CA 94025

Point 406 Ventures I, L.P.

470 Atlantic Ave.,12th Floor

Boston, MA 02110

Point 406 Ventures I-A, L.P.

470 Atlantic Ave.,12th Floor

Boston, MA 02110

1941 Co-Invest, LLC

470 Atlantic Ave.

12th Floor

Boston, MA 02110

B941, LLC

470 Atlantic Ave.,12th Floor

Boston, MA 02110

Atlas Venture Fund VI, L.P.

25 First Street, Suite 303
Cambridge, MA 02141

Atlas Venture Entrepreneurs’ Fund VI, L.P.

25 First Street, Suite 303
Cambridge, MA 02141

Atlas Venture Fund VI GmbH & Co. KG

25 First Street, Suite 303
Cambridge, MA 02141

Atlas Venture Fund IX, L.P.

25 First Street, Suite 303
Cambridge, MA 02141

Top Tier Venture Velocity Fund, LP

600 Montgomery Street, Suite 480

San Francisco, CA 94111

Name and Address

Top Tier Venture Capital VII Holdings

600 Montgomery Street, Suite 480

San Francisco, CA 94111

A-BCA-15-FUND, A Series of

AngelList-FkKa-Funds, LLC

PO Box 171305

Salt Lake City, UT 84117

Agman Investments LLC

11 East Walton Street

Unit 5100

Chicago, IL 60611

UBS Finsvc CDN FBO Jeffrey Silverman Roth IRA

11 East Walton Street

Unit 5100

Chicago, IL 60611

MJE Personal Gift Trust A

c/o BNY Mellon Trust of Delaware

4005 Kennett Pike

Greenville, DE 19807

Inside the Park LLC

116 Flanders Road, Suite 3000

Westborough, MA 01581

Attn: Michael J. Egan

Highland Capital Partners VI Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Highland Capital Partners VI-B Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Name and Address

Highland Entrepreneurs’ Fund VI Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Highland Capital Partners VII Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Highland Capital Partners VII-B Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Highland Capital Partners VII-C Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Highland Entrepreneurs’ Fund VII Limited Partnership

One Broadway, 16th Floor

Cambridge, MA 02142

Delta Capital Investments Ltd.

c/o Morgan & Morgan Trust Corp.

Pasta Estate

P.O.Box 3149 Road Town

Tortola, British Virgin Islands

JoRon Management

SoftBank Capital

One HSBC Center, Suite 3850

Buffalo, NY  14203

Allen Hillery, Ph.D.

2525 Shakespeare #3

Houston, TX 77030

Name and Address

SC US GF V HOLDINGS, LTD.

c/o Sequoia Capital

2800 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Sequoia Capital U.S. Growth Fund V, L.P.

c/o Sequoia Capital

2800 Sand Hill Road, Suite 101

Menlo Park, CA 94025

Blackstone Innovations (Cayman) III L.P.

c/o The Blackstone Group

345 Park Avenue

New York, NY 10154

Benjamin Levitan

7 Candleberry Lane

Weston, MA 02493

Legion Capital, LLC

c/o Nelson Blitz, Esq.

2883 Macao Drive

Herndon, Virginia 20171

Kyrus Holdings, Inc.

46040 Center Oak Plaza

Suite 175

Sterling, VA 20166

Kyrus Charities, Inc.

46040 Center Oak Plaza

Suite 165

Sterling, VA 20166

Benjamin Johnson

1140 Laurie Lane

Burr Ridge, IL 60527

Michael Tanji

21617 Merion Street

Ashburn, VA 20147

Name and Address

Michael Viscuso

427 Franklin Avenue

Phoenixville, PA 19460

Accuvant, Inc.

1125 17th Street, Suite 1700

Denver, CO 80202

Evolution Equity Capital Ltd.

Craigmuir Chambers

Roadtown, Tortola

British Virgin Islands

Founders Circle Capital I, L.P.

Kenneth Loveless

c/o Founders Circle Capital, LLC

27 South Park St., Suite 101

San Francisco, CA 94107

Founders Circle Capital I Affiliates Fund, L.P.

Kenneth Loveless

c/o Founders Circle Capital, LLC

27 South Park St., Suite 101

San Francisco, CA 94107

Founders Circle Capital I (WR), L.P.

Kenneth Loveless

c/o Founders Circle Capital, LLC

27 South Park St., Suite 101

San Francisco, CA 94107

Intel Capital Corporation

200 Mission College Blvd.

M/S RN6-59

Santa Clara, CA 95054-1549

Accom B9F Investors, LLC

25 First Street, Suite 303

Cambridge, MA 02141

Attn: General Counsel

Name and Address

A-BDU-27-FUND, a series of AngelList-FKKA-Funds, LLC

PO Box 171305

Salt Lake City, UT 84117

SCHEDULE B

KEY HOLDERS

Name and Address

Todd F. Brennan, Ph.D.

P.O. Box 381548

Cambridge, MA 02238

Allen Hillery, Ph.D.

2525 Shakespeare #3

Houston, TX 77030

John Hanratty

15 Mount Vernon Street #7

Cambridge, MA 02140

Patrick Morley

c/o Bit9, Inc.

1100 Winter St.

Waltham, MA 02451

Ronald Nordin

11 Chauncy Street

Cambridge, MA 02138

VisiTrend, Inc.

25 First Street

Suite 303

Cambridge, MA 02141

SCHEDULE C

CARBON BLACK STOCKHOLDERS

Kyrus Holdings, Inc.

Kyrus Charities, Inc.

Blackstone Innovations (Cayman) III L.P.

Accuvant, Inc.

Michael Viscuso

Benjamin Johnson

Mike Tanji

Legion Capital, LLC

EXHIBIT A

FORM OF NON-DISCLOSURE, NON-COMPETITION AND NON-SOLICITATION AGREEMENT

Non-Competition, Non-Solicitation and Confidentiality and Assignment Agreement

In consideration and as a condition of my employment or continued employment with Carbon Black, Inc. (together with its parents, subsidiaries and affiliates, the “Company”), I agree as follows:

1.             Proprietary Information.  I agree that all information, whether or not in writing, concerning the Company’s business, technology, business relationships or financial affairs which the Company has not released to the general public (collectively, “Proprietary Information”) is and will be the exclusive property of the Company.  Proprietary Information also includes information received in confidence by the Company from its customers or suppliers or other third parties.

2.             Recognition of Company’s Rights.  I will not, at any time, without the Company’s prior written permission, either during or after my employment, disclose any Proprietary Information to anyone outside of the Company, or use or permit to be used any Proprietary Information for any purpose other than the performance of my duties as an employee of the Company.  I will cooperate with the Company and use my best efforts to prevent the unauthorized disclosure of all Proprietary Information.  I will deliver to the Company all copies of Proprietary Information in my possession or control upon the earlier of a request by the Company or termination of my employment.

3.             Rights of Others.  I understand that the Company is now and may hereafter be subject to non-disclosure or confidentiality agreements with third persons which require the Company to protect or refrain from use of proprietary information.  I agree to be bound by the terms of such agreements in the event I have access to such proprietary information.

4.             Commitment to Company; Avoidance of Conflict of Interest.  While an employee of the Company, I will devote my full-time efforts to the Company’s business and I will not engage in any other business activity that conflicts with my duties to the Company.  I will advise the president of the Company or his or her nominee at such time as any activity of either the Company or another business presents me with a conflict of interest or the appearance of a conflict of interest as an employee of the Company.  I will take whatever action is requested of me by the Company to resolve any conflict or appearance of conflict which it finds to exist.

5.             Developments.  I will make full and prompt disclosure to the Company of all inventions, discoveries, designs, developments, methods, modifications, improvements, processes, algorithms, databases, computer programs, formulae, techniques, trade secrets, graphics or images, audio or visual works, and other works of authorship (collectively “Developments”), whether or not patentable or copyrightable, that are created, made, conceived or reduced to practice by me (alone or jointly with others) or under my direction during the period of my employment.  I acknowledge that all work performed by me is on a “work for hire” basis, and I hereby do assign and transfer and, to the extent any such assignment cannot be made at present, will assign and transfer, to the Company and its successors and assigns all my right, title and interest in all Developments that (a) relate to the business of the Company or any customer of or supplier to the Company or any of the products or services being researched, developed, manufactured or sold by the Company or which may be used with such products or services; or (b) result from tasks assigned to me by the Company; or (c) result from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company (“Company-Related Developments”), and all related patents, patent applications, trademarks and trademark applications, copyrights and copyright applications, and other intellectual property rights in all countries and territories worldwide and under any international conventions (“Intellectual Property Rights”).

To preclude any possible uncertainty, I have set forth on Exhibit A attached hereto a complete list of Developments that I have, alone or jointly with others, conceived, developed or reduced to practice prior to the commencement of my employment with the Company that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement (“Prior Inventions”).  If disclosure of any such Prior Invention would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Prior Inventions in Exhibit A but am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason.  If, in the course of my employment with the Company, I incorporate a Prior Invention into a Company product, process or machine or other work done for the Company, I hereby grant to the Company a nonexclusive, royalty-free, paid-up, irrevocable, worldwide license (with the full right to sublicense) to make, have made, modify, use, sell, offer for sale and import such Prior Invention.  Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, Prior Inventions in any Company-Related Development without the Company’s prior written consent.

This Agreement does not obligate me to assign to the Company any Development which, in the sole judgment of the Company, reasonably exercised, is developed entirely on my own time and does not relate to the business efforts or research and development efforts in which, during the period of my employment, the Company actually is engaged or reasonably would be engaged, and does not result from the use of premises or equipment owned or leased by the Company.  However, I will also promptly disclose to the Company any such Developments for the purpose of determining whether they qualify for such exclusion.  I understand that to the extent this Agreement is required to be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this paragraph 5 will be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.  I also hereby waive all claims to any moral rights or other special rights which I may have or accrue in any Company-Related  Developments.

6.             Documents and Other Materials.  I will keep and maintain adequate and current records of all Proprietary Information and Company-Related Developments developed by me during my employment, which records will be available to and remain the sole property of the Company at all times.

All files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, models, prototypes, or other written, photographic or other tangible material containing Proprietary Information, whether created by me or others, which come into my custody or possession, are the exclusive property of the Company to be used by me only in the performance of my duties for the Company.  Any property situated on the Company’s premises and owned by the Company, including without limitation computers, disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company at any time with or without notice.  In the event of the termination of my employment for any reason, I will deliver to the Company all files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, models, prototypes, or other written, photographic or other tangible material containing Proprietary Information, and other materials of any nature pertaining to the Proprietary Information of the Company and to my work, and will not take or keep in my possession any of the foregoing or any copies.

7.             Enforcement of Intellectual Property Rights.  I will cooperate fully with the Company, both during and after my employment with the Company, with respect to the procurement, maintenance and enforcement of Intellectual Property Rights in Company-Related Developments.  I will sign, both during and after the term of this Agreement, all papers, including without limitation copyright applications, patent applications, declarations, oaths, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development.  If the Company is unable, after reasonable effort, to secure my signature on any such papers, I hereby irrevocably designate and appoint each officer of the Company as my agent and attorney-in-fact to execute any such papers on my behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development.

8.             Non-Competition and Non-Solicitation.  In order to protect the Company’s Proprietary Information and good will, during my employment with the Company and for a period of twelve (12) months following the termination of my employment for any reason (the “Restricted Period”), I will not directly or indirectly, whether as owner, partner, shareholder, director, manager, consultant, agent, employee, co-venturer or otherwise, engage, participate or invest in any business activity

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anywhere in the world that develops, manufactures or markets any products, or performs any services, that are competitive with the products or services of the Company, or products or services that the Company or its affiliates, has under development or that are the subject of active planning at any time during my employment, provided that this shall not prohibit any possible investment in publicly traded stock of a company representing less than one percent of the stock of such company.  In addition, during the Restricted Period, I will not, directly or indirectly, in any manner, other than for the benefit of the Company, (a) call upon, solicit, divert, take away, accept or conduct any business from or with any of the customers or prospective customers of the Company or any of its suppliers, and/or (b) solicit, entice, attempt to persuade any other employee or consultant of the Company to leave the Company for any reason or otherwise participate in or facilitate the hire, directly or through another entity, of any person who is employed or engaged by the Company or who was employed or engaged by the Company within six months of any attempt to hire such person.  I acknowledge and agree that if I violate any of the provisions of this paragraph 8, the running of the Restricted Period will be extended by the time during which I engage in such violation(s).

9.             Prior Agreements.  I hereby represent that, except as I have fully disclosed previously in writing to the Company, I am not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party.  I further represent that my performance of all the terms of this Agreement as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company. I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

10.          Remedies Upon Breach.   I understand that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and I consider them to be reasonable for such purpose.  Any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of such breach, the Company, in addition to such other remedies which may be available, will be entitled to specific performance and other injunctive relief, without the posting of a bond.  If I violate this Agreement, in addition to all other remedies available to the Company at law, in equity, and under contract, I agree that I am obligated to pay all the Company’s costs of enforcement of this Agreement, including attorneys’ fees and expenses.

11.          No Employment Obligation.  I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment.  I acknowledge that, unless otherwise agreed in a formal written employment agreement signed on behalf of the Company by an authorized officer, my employment with the Company is at will and therefore may be terminated by the Company or me at any time and for any reason, with or without cause.

12.          Survival and Assignment by the Company.  I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment. I further understand that my obligations under this Agreement will continue following the termination of my employment regardless of the manner of such termination and will be binding upon my heirs, executors and administrators.  The Company will have the right to assign this Agreement to its affiliates, successors and assigns.  I expressly consent to be bound by the provisions of this Agreement for the benefit of the Company or any parent, subsidiary or affiliate to whose employ I may be transferred without the necessity that this Agreement be resigned at the time of such transfer.

13.          Severability.  In case any provisions (or portions thereof) contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.  If, moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

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14.          Interpretation.  This Agreement will be deemed to be made and entered into in the State of Massachusetts, and will in all respects be interpreted, enforced and governed under the laws of the State of Massachusetts.  I hereby agree to consent to personal jurisdiction of the state and federal courts in the State of Massachusetts for purposes of enforcing this Agreement, and waive any objection that I might have to personal jurisdiction or venue in those courts.

15.          Other Agreements.  This Agreement shall supplement, and shall not limit or be limited by any other restrictive covenant agreement to which the Company (or any its subsidiaries or affiliates) and I are parties, including, without limitation, any noncompetition, nonsolicitation and/or assignment of inventions agreement I previously entered into with the Company.

[End of Text]

4

I UNDERSTAND THAT THIS AGREEMENT AFFECTS IMPORTANT RIGHTS.  BY SIGNING BELOW, I CERTIFY THAT I HAVE READ IT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.

IN WITNESS WHEREOF, the undersigned has executed this agreement as a sealed instrument as of the date set forth below.

Signed:
(EmployeeName)

Type or print name:

Date:

EXHIBIT A

To:	Carbon Black, Inc.

From:

Date:

SUBJECT:            Prior Inventions

The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

☐	No inventions or improvements

☐	See below:

☐	Additional sheets attached

The following is a list of all patents and patent applications in which I have been named as an inventor:

☐	None

☐	See below: